UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 2003


                           THE PHOENIX COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                       1-16517               06-1599088
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer I.D.
        Incorporation)                                            Number)


                    One American Row, Hartford, CT 06102-5056
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (860) 403-5000
              (Registrant's Telephone Number, including area code)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 9, 2004, The Phoenix Companies, Inc. issued a press release announcing its financial results and made available on its website its Financial Supplement for the year ended December 31, 2003. These are furnished as Exhibits 99.1 and 99.2, respectively, hereto.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE PHOENIX COMPANIES, INC.


Date: February 9, 2004     By: /s/ Scott R. Lindquist
                            -------------------------------------------------
                           Name:  Scott R. Lindquist
                           Title: Senior Vice President and
                                  Chief Accounting Officer